UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2024

PLUM ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40218	98-1577353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Fillmore St. #2089

San Francisco, CA 94115

(Address of principal executive offices) (Zip Code) w

Registrant’s telephone number, including area code: (415) 683-6773

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-fifth of one redeemable warrant	PLMIU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the Units	PLMI	The Nasdaq Stock Market LLC

Warrants included as part of the Units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PLMIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2024, Plum Acquisition Corp. I (“Plum”) held its Extraordinary General Meeting of shareholders (the “Meeting”). As of the close of business on April 25, 2024, the record date for the Meeting, there were 11,236,002 Class A ordinary shares (“Class A ordinary shares”) outstanding, each of which was entitled to one vote with respect to the Business Combination Proposal, the Domestication Proposal, the Charter Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Incentive Equity Plan Proposal, the Employee Stock Purchase Plan Proposal, the Election of Directors Proposal, and the Adjournment Proposal, and there were no Class B ordinary shares outstanding. A total of 10,186,165 Class A ordinary shares, representing 90.7% of the total Class A ordinary shares entitled to vote at the Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in Plum’s proxy statement filed with the Securities and Exchange Commission on May 13, 2024 (the “Proxy Statement”). A summary of the voting results at the Meeting is set forth below:

Proposal No. 1 – Business Combination Proposal: Our shareholders ratified, as an ordinary resolution, that entry of Plum into the Business Combination Agreement dated November 27, 2023 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Plum, Veea Inc., a Delaware corporation (“Veea” or the “Company”), and Plum SPAC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Plum (“Merger Sub”), pursuant to which, among other things, following the de-registration of Plum as an exempted company in the Cayman Islands and the continuation and domestication of Plum as a corporation in the State of Delaware, Merger Sub will merge with and into Veea, with Veea as the surviving corporation (the “Surviving Corporation”) in such merger (the “Merger”) and, as a result of the Merger, Veea will become a wholly owned subsidiary of Plum, and all other transactions contemplated by the Business Combination Agreement, be approved, ratified and confirmed in all respects:

For	Against	Abstain	Broker Non-Vote
9,833,883	352,282	0	0

Proposal No. 2 – Domestication Proposal: Our shareholders ratified, as a special resolution, that Plum be transferred by way of continuation to Delaware pursuant to Article 47 of the Existing Governing Documents of Plum and Section 388 of the General Corporation Law of the State of Delaware and, immediately upon being de-registered in the Cayman Islands, Plum be continued and domesticated as a corporation under the laws of the State of Delaware (the “Domestication”) and, conditioned upon, and with effect from, the registration of Plum as a corporation in the State of Delaware, the name of Plum be changed from “Plum Acquisition Corp. I” to a name to be mutually agreed by Plum and Veea and the registered office of Plum be changed to The Corporation Trust Company, 1209 Orange Street in the City of Wilmington, County of New Castle, in the State of Delaware, 19801:

For	Against	Abstain	Broker Non-Vote
9,638,883	547,282	0	0

Proposal No. 3 – Charter Proposal: Our shareholders ratified, as a special resolution, the Existing Governing Documents of Plum (annexed to the Proxy Statement as Annex B) be amended and restated by their deletion in their entirety and their replacement by the Proposed Governing Documents (annexed to the Proxy Statement as Annex C and Annex D) and that these be approved as the certificate of incorporation and bylaws, respectively, of the Surviving Corporation, effective upon the effectiveness of the Domestication:

For	Against	Abstain	Broker Non-Vote
9,318,449	867,716	0	0

Proposal No. 4 – Advisory Charter Proposals: Our shareholders ratified, as an ordinary resolution and on a non-binding advisory basis, upon the following seven (7) separate resolutions to approve material differences between the Proposed Governing Documents and the Existing Governing Documents:

Advisory Charter Proposal A: to increase the number of authorized shares of Plum from 551,000,000 divided into (i) 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share, to (ii) 550,000,000 shares of common stock, par value $0.0001 per share, of New Plum and 1,000,000 shares of preferred stock, par value $0.0001 per share, of New Plum.

For	Against	Abstain	Broker Non-Vote
9,638,283	547,882	0	0

Advisory Charter Proposal B: to permit removal of a director only for cause and only by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the voting power of all of the outstanding shares of voting stock of New Plum entitled to vote at an election of directors, voting together as a single class.

For	Against	Abstain	Broker Non-Vote
9,318,349	867,816	0	0

Advisory Charter Proposal C: to provide that, subject to the rights of holders of any series of preferred stock, the number of directors will be fixed from time to time by a majority of the board of directors of New Plum (the “New Plum Board”).

For	Against	Abstain	Broker Non-Vote
9,318,449	867,716	0	0

Advisory Charter Proposal D: to eliminate the ability of New Plum stockholders to take action by written consent in lieu of a meeting.

For	Against	Abstain	Broker Non-Vote
9,318,349	867,816	0	0

Advisory Charter Proposal E: to provide that the Proposed Bylaws may be amended, altered, repealed or adopted either (x) by the affirmative vote of a majority of the New Plum Board present at any regular or special meeting of the New Plum Board at which a quorum is present or (y) by the approval of at least two-thirds (66 2/3%) of the voting power of all of the then-outstanding shares of voting stock of New Plum.

For	Against	Abstain	Broker Non-Vote
9,318,449	867,716	0	0

Advisory Charter Proposal F: to provide that the Proposed Charter may be amended, altered, repealed or adopted by the approval of at least two-thirds (66 2/3%) of the voting power of all of the then-outstanding shares of voting stock of New Plum for amendments for certain provisions of the Proposed Charter relating to: (i) classification and election of the New Plum Board, removal of directors from office, and filling vacancies on the New Plum Board, (ii) actions taken by the stockholders of New Plum, (iii) exculpation of personal liability of a director of New Plum and indemnification of persons serving as directors or officers of New Plum, (iv) forum for certain legal actions, (v) renunciation of certain corporate opportunities, and (vi) amendments to the Proposed Charter and New Plum Bylaws.

For	Against	Abstain	Broker Non-Vote
9,318,449	867,716	0	0

Advisory Charter Proposal G: to provide that the Court of Chancery for the State of Delaware (or, in the event that the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) will be the sole and exclusive forum for certain stockholder actions, provided that that the exclusive forum provision in the Proposed Charter does not apply to claims arising out of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, for which the federal district courts of the United States are the exclusive forum.

For	Against	Abstain	Broker Non-Vote
9,638,783	547,382	0	0

Proposal No. 5 – Nasdaq Proposal: Our shareholders ratified, as an ordinary resolution, that for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of shares of New Plum Common Stock be approved:

For	Against	Abstain	Broker Non-Vote
9,638,883	547,282	0	0

Proposal No. 6 – Incentive Equity Plan Proposal: Our shareholders ratified, as an ordinary resolution, that the New Plum 2024 Incentive Equity Plan, a copy of which is attached to the Proxy Statement as Annex I, be adopted and approved:

For	Against	Abstain	Broker Non-Vote
9,318,449	867,716	0	0

Proposal No. 7 – Employee Stock Purchase Plan Proposal: Our shareholders ratified, as an ordinary resolution, that the New Plum 2024 Employee Stock Purchase Plan, a copy of which is attached to the Proxy Statement as Annex J, be adopted and approved:

For	Against	Abstain	Broker Non-Vote
9,638,883	547,282	0	0

Proposal No. 8 – Election of Directors: Our shareholders ratified, as an ordinary resolution, that the Election of Directors Proposal, be adopted and approved and that the persons named below be elected to serve on the Surviving Corporation’s Board upon the consummation of the Business Combination:

Director	For	Against	Abstain	Broker Non-Vote
Douglas Maine	9,638,783	547,282	100	0
Kanishka Roy	9,638,783	547,282	100	0
Alan Black	9,638,783	547,282	100	0
Allen Salmasi	7,980,409	0	0	0
Michael Salmasi	7,980,409	0	0	0
Gary Cohen	7,980,409	0	0	0

Proposal No. 9 – Adjournment Proposal: As there were sufficient votes at the time of the meeting to approve the Business Combination Proposal, the Domestication Proposal, the Charter Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, The Incentive Equity Plan Proposal, the Employee Stock Purchase Plan Proposal, and the Election of Directors Proposal, the Adjournment Proposal, which had previously been voted on by proxy, was rendered moot and not presented to shareholders at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM ACQUISITION CORP. I
Dated: June 4, 2024

	By:	/s/ Kanishka Roy
		Name:	Kanishka Roy
		Title:	Co-Chief Executive Officer and President

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